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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 26, 2004
                                                         ----------------



                            AMB FINANCIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                       0-23182                 35-1905382
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(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Indentification No.)



  8230 Hohman Avenue, Munster, Indiana                              46321
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code: (219) 836-5870
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             On October 26, 2004, AMB Financial Corporation issued a press release relating to its earnings for the quarter ended September 30, 2004 and announcing a cash dividend. The press release is attached as Exhibit 99.1 to this report.







ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

             (a) Financial Statements of businesses acquired. Not Applicable.

             (b) Pro forma financial information. Not Applicable.

             (c) Exhibits.

                 The following Exhibit is attached as part of this report:

                 99.1 Press Release of AMB Financial Corporation dated October 26, 2004

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    AMB FINANCIAL CORPORATION



DATE: October 26, 2004              By: /s/ Clement B. Knapp, Jr.
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                                        Clement B. Knapp, Jr.
                                        President and Chief Executive Officer



DATE: October 26, 2004              By: /s/ Daniel T. Poludniak
                                        ----------------------------------
                                        Daniel T. Poludniak, Vice President
                                        Treasurer and Chief Financial Officer

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                                  EXHIBIT INDEX




 Exhibit No.    Description
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    99.1        Press Release of AMB Financial Corporation dated October 26,
                2004